UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2007

CHINA WIRELESS COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	333-49388 (Commission File Number)	91-1966948 (IRS Employer Identification No.)

1746 Cole Boulevard, Suite 225, Golden, Colorado 80401-3208

(Address of principal executive offices) (Zip Code)

Not Applicable

(Former name or former address, if changed since last report)

Registrant’s telephone number, including area code (303) 277-9968

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers

On August 21, 2007 Mr. Iouri Onoufrienko, a member of the Board of Directors, resigned his position as a member of the Board of Directors of the registrant effective August 23, 2007. The position will remain unfilled for the immediate future.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Item 9.01 Exhibits

17.1	Letter from Iouri Onoufrienko to China Wireless Communications, Inc dated August 21, 2007.

CHINA WIRELESS COMMUNICATIONS, INC.

Date:  August 24, 2007

By:	/s/ Pedro E. Racelis III Pedro E. Racelis III President, Chairman of the Board, Chief Executive Officer and Chief Financial Officer